Exhibit 99.1

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[LOGO]

Creating new pathways to enable the delivery of essential medical therapies

NPTH  -Nasdaq National Market System

Investor Presentation

November 2005

[LOGO]

Forward Looking Statement

Certain of the statements contained in this presentation may be considered forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. To the extent that any of the statements contained herein relating to Enpath Medical products and markets and operating results are forward-looking, such statements are based on current expectations that involve a number of uncertainties and risks. Such uncertainties and risks are detailed in reports that Enpath Medical has filed with the U.S. Securities and Exchange Commission (SEC) including the most recent Annual Report on Form 10-K

Enpath Medical Mission Statement

To be a recognized leader in the development of specialized delivery and stimulation technologies that improve the quality of patient care.

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Investment Considerations

•      Focus on double-digit growth markets

•      Strong 2006-07 sales growth potential from new products

•      Comprehensive proprietary R&D effort on multiple high-growth platforms

•      Return to profitability

•      Improving balance sheet

Growing Market Opportunity*

2004 :: $247 Million	2008 :: $609 Million

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*Sources: MedTech Insight, Neurotech Reports, other industry reports & company estimates

Research and Development Spending

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In Millions

Sales Growth from Continuing Operations

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In Millions

Income from Continuing Operations
Excludes One Time Charges, Assumes Tax Rate of 32%

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In Millions

2005 Year-to-date Results

•                  Modest losses in Q1 and Q2 offset with modest profit in Q3

•                  Currently year-to-date loss through Q3 of $.05 per share

•                  Expect fourth quarter to be profitable and comparable to Q3

•                  Sales for 2005 projected to be equal to or slightly less than 2004

•                  Research and development to exceed $5 million, 10% more than 2004

•                  $4 million line of credit to be paid down from $1.1 million at 9-30-05 to near zero at year-end

Financial Condition Highlights

	12/31/04	9/30/05
Cash	$610,000	$363,000
Total Assets	$31,168,000	$30,557,000
Bank Line Payable	$882,000	$1,100,000
Shareholder Equity	$23,775,000	$23,967,000

Cash Provided by Operations thru 9/30/05		$2,056,000

Outstanding Shares at 9/30/05		6,020,000

Market Focus

•                  Delivery Systems

•                  Venous introducers

•                  Steerable introducers (sheaths and catheters)

•                  Electrical Stimulation

•                  Epicardial leads for congestive heart failure

•                  IS-1, IS-4 and Neuro Adaptors

•                  Neuromodulation and neurostimulation

Market Focus:  Delivery Systems

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•                  Worldwide leader in venous introducers

•                  Nearly 50% share of 5 million unit market

•                  Primary provider of introducers to Medtronic for pacing

•                  FlowGuard™ introducer standard of care for chronic Dialysis procedures

•                  Next generation valved introducer for pacing to be released Q1, 2006

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•                  Steerable Catheters

•                  Easily accommodates different anatomies and procedures

•                  One catheter to do what multiple fixed curves do now

•                  Improved accuracy over fixed curve devices

•                  Regulatory submissions completed

•                  U.S. FDA marketing clearance received

•                  CE Mark assessment underway

•                  Significant revenue starting in 2006

•                  Agreement with Bard EP for distribution in electrophysiology market

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Atrial Fibrillation

•  Atrial fibrillation (AF) is a prevalent form of arrythmia characterized by erratic impulses in the right and left atria and affects 5 million people world-wide.

•  Chronic atrial fibrillation can lead to stroke.

•  Since AF is thought to propagate from the pulmonary veins in the left atrium, catheter ablation attempts have been aimed at isolating these areas.

•  Bard EP will focus on AF market

•  Three other contract partners focused on AF with alternative therapies

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AF Ablation Deflectable Catheter Market Potential

[CHART]

Market Potential based on data from Medtech Insight

Market Focus  :: Carotid Stenting

•  Carotid stenosis is the formation of plaque in the carotid arteries leading to the brain.

•  Build-up of plaque in these arteries most often leads to stroke.

•  Until now the most common intervention has been an invasive surgical procedure called an endarterectomy

•  Advances in catheter delivered filters downstream from the stenosis has enabled the use of balloon catheters and stents to treat this condition.

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•                  Accessing carotid arteries can be difficult

•                  50% of patients have hard-to-access anatomy

•                  Steerable catheter will simplify access

•                  Tip of catheter can be deflected to point at the artery

•                  Project completion during Q1 ’06

•                  Expect to have distribution partner in place by early 2006

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Carotid Stents, Deflectable Catheter Market Potential

[CHART]

Market Potential  based on:  Morgan Stanley Equity Research, “Hospital Supplies and Medical Technology,” Feb 24, 2005

Market Focus:  Other steerable introducer opportunities

•                  Contract development activities

•                  Mitral valve repair

•                  Projected to market in 2007

•                  Visual Navigation System

•                  Received FDA 510K marketing clearance

•                  Projected market launch on first application in 2006

•                  PFO closure (hole in the heart)

•                  Clinical studies focused on migraine headache connection

•                  Projected to market in 2007

•                  Other potential applications

•                  Renal artery stenting interventions

•                  Abdominal aortic aneurysm stent graph procedures

•                  Epicardial lead placements

•                  Neurostimulation lead placements

Market Focus:  Electrical Stimulation

•  Cardiac Rhythm Management

•                  Epicardial Leads for Congestive Heart Failure (CRT)

•                  IS-4 Adaptors for ICD replacement

•  Neuromodulation/stimulation

•                  Spinal Cord Stimulation (Pain)

•                  Deep Brain Stimulation (Movement Disorders)

•                  Neurostimulation lead adaptors

•                  Contract Activities

November 8, 2005   : :     ©2004 Enpath Medical, Inc.  ® all rights reserved

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Electrical Stimulation

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Stimulation Leads

•  Insulated wires with electrodes implanted permanently in the body to transmit electrical impulses from a generator (e.g. pacemaker) to a specific organ or nerve bundle.

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Cardiac Resynchronization Therapy (CRT)

•  CRT used to treat heart failure patients with low cardiac output caused by desynchronized contraction of the right and left ventricles and thickening of the heart walls.

•  Incidence of 500,000 to 600,000 patients worldwide annually.

•  Three-lead pacing and defibrillation system resynchronizes ventricular contraction and prevents ventricular fibrillation.

•  Pacing pulses are conducted to the left ventricle by a lead in the coronary venous system or by an epicardial lead on the outer surface of the ventricle.

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CRT to Treat Congestive Heart Failure

•  15 years of product experience in the market

•                  Myopore™ lead and FasTac™ implant tool

•  2 of the major CRM companies currently distribute the products

•  Cardiac Re-Synchronization Therapy is driving need to innovate these products

•                  New proprietary products required to maintain our market position

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Myopore lead and FasTac implant tool

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•  Epicardial Lead

•  Myopore Rx™/MyoDex™ (SJM)

•  Bi-Polar Myopore lead with the addition of a steroid – patented technology

•  Steroids have been used for over 15 years

•  Reduce the formation of scar tissue

•  Improved electrical connection

•  St. Jude CE approval received; success in Europe has resulted in doubling of forecast

•  Next generation epicardial lead project now underway

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Steroid Plug

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•  FasTac Flex™

•  Patented

•  Usable in typical and left ventricular surgical implant procedures

•  Steerable from outside the body

•  Advantages over competitive implant tools

•  Successful first human use completed

•  CE approval received and being used in Europe

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Epicardial Lead Market Potential

[CHART]

Assumes 2% of traditional Brady market use,  ~ 30% use in Heart Failure (CRT) for lead placement failure and sub-optimal perf.

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Lead Adaptors

•  Pacemaker Lead Adaptors

Four implantable pacemaker lead adaptors for a major medical device company

•  New connector standard IS-4 expected adoption mid 2006

Initiating IS-4 adaptor for same manufacturer

Should result in new revenue in 2007

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Market Focus:: Neuromodulation

•      Electrical impulses from an implantable system are used to stimulate or modulate specific nerves to control or alleviate a variety of conditions ……

•      This market has the potential to be much larger than the Cardiac Rhythm Management market.  Only 6% of the patient pool for spinal cord stimulation, currently the largest revenue producing market, has received this therapy.

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NeuroStim in the News

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[LOGO]

Doctors Put Hope in Thin Wires To Ease the Clutches of Epilepsy
By DENISE GRADY (NYT) Series 1680 words

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“NeuroStimulation, An Awakening Giant in MedTech-Land”

[LOGO]

Health: Corners of the Mind

For some desperate patients, an electric current does what Prozac and talk therapy can’t.

By Clint Witchalls

[LOGO]

Tummy Pacemaker for weight loss:

Electrical stimulation of stomach thought to curb appetite

The Associated Press

Updated: 6:54 p.m. ET Oct. 31, 2003

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Neuro Markets Overview

•  Spinal Cord Stimulation (Proprietary)

Pain (60 million U.S.)

•  Deep Brain Stimulation

Parkinsons/Tremor (5.5 million U.S.)

Epilepsy  (425,000 U.S.)

•  Vagal Nerve

Blood Pressure (40 million U.S.)

•  Gastric/Urologic

Obesity (60 million U.S.)

Incontinence (17 million U.S.)

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NeuroModulation :: Spinal Cord Stimulation

•                  Spinal cord stimulation is used to treat intractable pain.

•                  Pain is controlled by an electrical impulse delivered to the affected nerves, blocking the pain sensation to the brain.

•                  The system can be implanted by specialized neurosurgeons or anesthesiologists.

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•  Developing spinal cord stimulation lead

•  Improves the placement retention of the lead after implant

•  Patentable design

•  Simultaneous development of the delivery system

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SCS Lead Market Potential

[CHART]

Susquehanna Financial Group, LLLP “Medical Devices and Supplies, Neuromodulation”, May 11, 2004

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NeuroModulation:  Contract Development

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•  We have strong engineering capabilities in the development of neurostimulation leads

•  Working on three contract development projects in addition to proprietary products

•  Deep brain stimulation includes relationship with a major medical institution

•  Carotid sinus and peripheral nerve applications

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Investment Considerations

•  Focus on double-digit growth markets

•  Strong 2006-07 sales growth potential from new products

•  Comprehensive proprietary R&D effort on  multiple high-growth platforms

•  Return to profitability

•  Improving balance sheet

35